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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 March 12, 1999


                 CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                              District of Columbia
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                 (State or other jurisdiction of incorporation)


          0-14513                                   52-1420605
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(Commission File Number)                (IRS Employer Identification No.)



11200 Rockville Pike, Rockville, Maryland                 20852
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(Address of principal executive offices)                (Zip Code)



                                 (301) 468-9200
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                (Issuer's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
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     On February 25, 1999, Capital Income Properties-C Limited Partnership (the
"Partnership") confidentially filed preliminary proxy materials with the Securities and Exchange Commission relating to the proposed sale by Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("BMCLP") in which the Partnership owns the majority of the partnership interests, of BMCLP's ownership interest in the Bethesda Metro Center Development (the "Development") and of BMCLP's leasehold interest in the land upon which the Development is built. On March 12, 1999, the parties decided to terminate the contract. However, the prospective purchaser has indicated that it is still interested in acquiring the property and the parties continue to negotiate.


















































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
                         -----------------------------------------------
                                         (Registrant)


                         by: C.R.I., Inc.
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                             Managing General Partner



April 9, 1999                by: /s/ Michael J. Tuszka
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Date                             Michael J. Tuszka
                                   Vice President
                                   and Chief Accounting Officer
                                   (Principal Financial Officer
                                   and Principal Accounting Officer)







































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